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                                                                  Exhibit 10.8.1

                        GALYAN'S TRADING COMPANY, INC.

                   1999 STOCK SUBSCRIPTION PLAN, AS AMENDED

                     FORM OF STOCK SUBSCRIPTION AGREEMENT

     THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered
                                              ---------
into as of _________, by and between Galyan's Trading Company, Inc., an Indiana corporation (the "Company"), and __________________ ("Purchaser").
                          -------                             ---------

                                R E C I T A L S
                                - - - - - - - -

     A. The Company now desires to sell to Purchaser, who is an employee of the Company, and Purchaser desires to purchase from the Company, Shares (as hereinafter defined), subject to the terms and conditions set forth in this Agreement. The date on which such sale and purchase occur shall be referred to herein as the "Closing Date."

                               A G R E E M E N T:
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

     1.   Sale and Purchase of Shares. The Company hereby agrees to sell to
          ---------------------------
Purchaser, subject to the conditions and restrictions contained in this Agreement, and Purchaser hereby agrees to purchase from the Company, ________shares of common stock without par value of the Company (individually, a "Share," and collectively, the "Shares" or the "Common Stock"), at a price of
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$_________ per Share, for an aggregate purchase price of __________ (the
"Purchase Price").  The Purchase Price shall be payable [by delivery of (a) cash
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or Purchaser's check in the amount of _________, and (b) a secured promissory note of Purchaser issued to the Company for ____________ due five years from the effective date hereof (the "Note")]. Payment of all amounts owed under the Note
                            ----
and compliance by Purchaser with the terms and conditions of this Agreement and the Pledge Agreement (as hereinafter defined) shall be secured by a pledge of the Shares, in conjunction with which Purchaser shall execute a Stock Pledge Agreement dated as of the date hereof (the "Pledge Agreement"). Purchaser shall
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deliver the cash or check, the Note, and the Pledge Agreement to the Company prior to the Closing Date, each dated as of the Closing Date. In connection with the purchase of Shares hereunder, Purchaser acknowledges that he or she has reviewed the Disclosure Statement regarding Section 83(b) of the Internal Revenue Code of 1986, as amended.

     2.   Restrictions on Transfer.  Notwithstanding anything contained in this
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Agreement, Purchaser may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer"), or enter into any swap,
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participation or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership with respect to (a "Swap
                                                                           ----
Transaction"), any of the Shares, or any right, title or interest therein,
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except (1) in compliance with the Securities Act of 1933, as amended (the
"Securities Act"), applicable state securities laws and this Agreement, and (2)
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in compliance with the provisions of the Pledge Agreement. Any purported
Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) or Swap Transactions with respect to any of the Shares or
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any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

     3.   Security for Performance. The Company and Purchaser hereby
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acknowledge (a) that Purchaser has agreed to pledge the Shares to secure the payment of all obligations existing under the Note whether for principal, interest, fees, expenses or otherwise and/or to ensure Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement and (b) that in connection with such pledge, Purchaser shall enter into the Pledge Agreement as of the Closing Date requiring that the certificates evidencing the Shares (the "Certificates") be held by the Company as security for the payment
             ------------
of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and for Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement. Subject to compliance with the terms and conditions of this Agreement and of the Pledge Agreement, Purchaser shall exercise all rights and privileges of the registered holder of the Shares held by the Company pursuant to the Pledge Agreement and shall be entitled to receive any dividend or other distribution thereon.

     4.   Miscellaneous.
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          (a) Legends on Certificates. Any and all certificates now or hereafter
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issued evidencing the Shares shall bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

          (b) Further Assurances. Each party hereto agrees to perform any
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further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

          (c) Notices.  Except as otherwise provided herein, all notices,
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requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

          If to the Company:

                         Galyan's Trading Company, Inc.
                         2437 E. Main Street
                         Plainfield, IN 46168
                         Attn:  Controller
          Telecopy:      (317) 532-2060

          If to Purchaser:

                         ______________________
                         ______________________

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                         ______________________

          (d) Amendments. This Agreement may be amended only by a written
              ----------
agreement executed by both of the parties hereto.

          (e) Governing-Law. This Agreement shall be governed by and construed
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in accordance with the laws of the State of New York.

          (f) Disputes. In the event of any dispute among the parties arising
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out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

          (g) Entire Agreement. This Agreement constitutes the entire agreement
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and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

          (h) Recapitalizations or Exchanges Affecting the Company's Capital.
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The provisions of this Agreement shall apply to any and all stock or other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement and the Pledge Agreement.

          (i) No Rights as an Employee. Nothing in this Agreement shall give
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Purchaser any rights to continued employment or affect in any manner whatsoever the rights of the Company to terminate Purchaser's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Purchaser may be a party.

          (j) Successors and Assigns. The Company may assign with absolute
              ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Purchaser may not assign any or all of his rights and/or obligations and/or delegate any or all his duties under this Agreement without the prior written consent of the Company. Upon an assignment of any or all of Purchaser's rights and/or obligations and/or a delegation of any or all of his duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall, if and to the extent set forth herein, inure to the benefit of, and be binding upon, Purchaser's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (k) Headings. Introductory headings at the beginning of each section
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and subsection of this Agreement are solely for the convenience of the parties and shall not be

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deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (l) Counterparts. This Agreement may be executed in two counterparts,
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each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                    THE COMPANY:

                                    Galyan's Trading Company, Inc.,
                                    an Indiana corporation

                                    By:________________________________



                                    PURCHASER:


                                    ___________________________________

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